UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
On December 3, 2020, Mitek Systems, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that Jeffrey C. Davison, the Chief Financial Officer, provided advanced notice on December 1, 2020, to the Company of his intent to retire from his position during calendar year 2021. The Company had indicated in the Original Form 8-K that the terms of
Mr. Davison’s retirement arrangement, including the effective date of the transition, would be disclosed in an amendment to the
Original Form 8-K once the effective date of Mr. Davison’s retirement had been determined and an agreement been reached.
This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K, and is being filed solely for the purpose of providing the disclosure related to Mr. Davison's retirement arrangement as stated in Item 5.02 of the Original Form 8-K. Accordingly, the Company hereby amends the Original Form 8-K to eliminate the last sentence under Item 5.01 thereof and add the disclosure referenced below.
Except as described above, all of the other information in the Original Form 8-K remains unchanged.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 29, 2021, Mr. Davison and the Company entered into an Agreement and General Release of Claims (the "Agreement"), which became effective as of June 30, 2021 (the "Retirement Date"). The Agreement provides that Mr. Davison shall receive: (i) a lump-sum cash amount equal to 100% of his annual base salary now in effect and (ii) an additional lump sum of cash in the amount equal to the accrued amount of his 2021 bonus accrual at plan and at target through the date of his retirement. In addition, Mr. Davison is entitled to receive a lump sum cash amount equal to twelve (12) times the amount required to pay for one month of COBRA continuation coverage under the Company’s medical, vision and dental programs.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

July 1, 2021	By:	/s/ Jason Gray
Jason Gray
Chief Legal Officer

Exhibit Index

Exhibit Number	Description
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)